SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): July 15, 1998



                          COMPAQ COMPUTER CORPORATION

            (Exact Name of Registrant as Specified in its Charter)


           DELAWARE                  1-9026             76-0011617
           --------                  ------             ----------
(State or Other Jurisdiction    (Commission File      (IRS Employer
      of Incorporation)              Number)        Identification No.)


            20555 SH 249
           HOUSTON, TEXAS                                   77070
           --------------                                   -----
(Address of Principal Executive Offices)                 (Zip Code)


                                (281) 370-0670
                                --------------
             (Registrant's telephone number, including area code)



         (Former Name or Former Address, if Changed Since Last Report)





     ITEM 5.  OTHER EVENTS.

1.        In a release dated July 15, 1998, Compaq Computer Corporation (NYSE:
CPQ) announced its financial results for the period ended June 30, 1998, including an unaudited consolidated balance sheet as of June 30, 1998 and an unaudited consolidated statement of income for the period ended June 30, 1998. The news release is attached as Exhibit 99.


     ITEM 7.  EXHIBITS.

Exhibit 99    News Release dated July 15, 1998.


          SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                COMPAQ COMPUTER CORPORATION
Dated: July 15, 1998


                                                By:  /s/ Linda S. Auwers
                                                   -------------------------
                                                   Linda S. Auwers
                                                   Vice President and
                                                   Associate General Counsel